UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6500

Name of Fund: MuniYield New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New
        York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
April 30, 2003

MuniYield
New York
Insured
Fund, Inc.

www.mlim.ml.com

                     MUNIYIELD NEW YORK INSURED FUND, INC.

The Benefits and
Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                           MuniYield New York Insured Fund, Inc., April 30, 2003

DEAR SHAREHOLDER

For the six months ended April 30, 2003, the Common Stock of MuniYield New York Insured Fund, Inc. had a net annualized yield of 5.51%, based on a period-end per share net asset value of $15.13 and $.413 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.21%, based on a change in per share net asset value from $14.83 to $15.13, and assuming reinvestment of $.413 per share ordinary income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 2003 were: Series A, 1.05%; Series B, 1.02%; Series C, 1.08%; Series D, 2.18%; and Series E, 1.26%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid


                                     2 & 3

                           MuniYield New York Insured Fund, Inc., April 30, 2003

economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Specific to New York, difficult negotiations between the state's legislature and the governor have led to a delay in passage of the state's budget. Still facing a sizable budget gap of approximately $11.5 billion, both sides have been unable to agree on proposals submitted by both sides. As a result, the legislature has submitted a proposed budget that could garner the two-thirds majority required from the senate and assembly to override the governor's veto. Suggested proposals with a realistic chance of approval include an increase in the state sales tax of a quarter percent to 4.25%, an income tax surcharge on wealthier state residents and the restoration of spending programs that had been previously cut in the governor's proposed budget. The state is also closer to passing authorization for the issuance of approximately $4.2 billion in a tobacco-hybrid bond issue. Initially, state parties had considered issuing bonds that would have used the tobacco payments to pay off the bonds but included a pledge of the mortgage recording tax revenue in the event tobacco funds were insufficient. However, the state seems to be leaning toward issuing the bonds with a general fund appropriation pledge. Such a structure could have negative rating implications.

Portfolio Strategy

During the six-month period ended April 30, 2003, we focused on enhancing the Fund's dividend stream and reducing net asset price volatility. Market volatility was expected because of conflicting economic signals and the war with Iraq. Reducing net asset volatility generally involved reducing the Fund's interest rate sensitivity. This strategy worked well in January 2003 as interest rates increased from near historic lows. Since then, interest rates have gone lower as a result of economic uncertainty, an unstable stock market and the war with Iraq. As interest rates have fallen further, we shifted to a more defensive position. While this strategy may have been implemented a bit early, we believe that interest rates do not have much further to fall. The conclusion to the Iraqi war should lift the tremendous downward pressure being applied upon the U.S. economy. We expect the economy to revive by year-end and drive interest rates higher.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.50% range, with interest rates presently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate significant income benefits to the Fund's Common Stock shareholders. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional monetary easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for most of the coming year. However, should short-term tax-exempt rates rise, the benefits of leverage will diminish and the yield paid to the Common Stock shareholder will decline. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

May 19, 2003

PROXY RESULTS

During the six-month period ended April 30, 2003, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Shares Voted     Shares Withheld
                                                                                                  For           From Voting
-----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:                     Terry K. Glenn                          36,701,372          740,567
                                                      James H. Bodurtha                       36,698,055          743,884
                                                      Joe Grills                              36,684,369          757,570
                                                      Roberta Cooper Ramo                     36,673,776          768,163
                                                      Robert S. Salomon, Jr.                  36,681,046          760,893
                                                      Stephen B. Swensrud                     36,689,624          752,315
-----------------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2003, MuniYield New York Insured Fund, Inc.'s Preferred Stock shareholders (Series A, B, C, D & E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Shares Voted      Shares Withheld
                                                                                                 For            From Voting
-----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha, Joe Grills,
   Herbert I. London, Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                      10,404              30
-----------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                           MuniYield New York Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
New York--134.8%         AAA     Aaa    $23,790     Albany County, New York, Airport Authority Revenue Bonds, AMT, 6% due
                                                    12/15/2023 (c)                                                          $ 27,330
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,200     Buffalo and Fort Erie, New York, Public Bridge Authority, Toll
                                                    Bridge System Revenue Bonds, 5.75% due 1/01/2025 (d)                       8,769
                       -------------------------------------------------------------------------------------------------------------
                                                    Buffalo, New York, School, GO, Series D (b):
                         AAA     Aaa      1,250       5.50% due 12/15/2014                                                     1,421
                         AAA     Aaa      1,500       5.50% due 12/15/2016                                                     1,685
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,300     Buffalo, New York, Sewer Authority Revenue Refunding Bonds, Series F,
                                                    6% due 7/01/2013 (b)                                                       5,128
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Baa2     3,750     Cicero, New York, Local Development Corporation Revenue Bonds
                                                    (Cicero Community Recreation Project), Series A, 6.75% due 5/01/2042       4,100
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,700     Dutchess County, New York, Resource Recovery Agency Revenue Bonds
                                                    (Solid Waste System--Forward), Series A, 5.40% due 1/01/2013 (d)           1,906
                       -------------------------------------------------------------------------------------------------------------
                                                    Huntington, New York, GO, Refunding (a):
                         NR*     Aaa        485       5.50% due 4/15/2011                                                        555
                         NR*     Aaa        460       5.50% due 4/15/2012                                                        533
                         NR*     Aaa        455       5.50% due 4/15/2013                                                        524
                         NR*     Aaa        450       5.50% due 4/15/2014                                                        521
                         NR*     Aaa        450       5.50% due 4/15/2015                                                        523
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aaa      1,675     Ilion, New York, Central School District, GO, Series B, 5.50% due
                                                    6/15/2015                                                                  1,957
                       -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Commuter Facilities
                                                    Revenue Bonds, Series A (e):
                         AAA     Aaa      2,000       5.75% due 1/01/2008 (d)                                                  2,326
                         AAA     NR*      7,945       5.50% due 7/01/2011 (b)                                                  9,237
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000     Metropolitan Transportation Authority, New York, Commuter Facilities
                                                    Revenue Refunding Bonds, Series B, 4.875% due 7/01/2018 (b)(h)            10,567
                       -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                    Revenue Bonds, Series A:
                         AAA     Aaa      3,000       4.75% due 10/01/2015 (b)(e)                                              3,318
                         AAA     Aaa      1,015       5% due 11/15/2032 (c)                                                    1,041
                       -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Revenue Refunding
                                                    Bonds:
                         NR*     Aaa     28,900       RIB, Series 724X, 9.88% due 11/15/2032 (c)(f)                           36,330
                         AAA     Aaa      2,500       Series A, 5.25% due 11/15/2031 (b)                                       2,628
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     19,000     Metropolitan Transportation Authority, New York, Service Contract
                                                    Revenue Refunding Bonds, Series A, 5.75% due 7/01/2031 (a)                21,389
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,605     Metropolitan Transportation Authority, New York, Transit Facilities
                                                    Revenue Bonds, Series A, 5.75% due 7/01/2007 (d)(e)                        6,507
                       -------------------------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York, Transit Facilities
                                                    Revenue Refunding Bonds:
                         AAA     Aaa      5,000       Series A, 4.75% due 7/01/2024 (d)(h)                                     5,148
                         AAA     Aaa        350       Series B, 4.75% due 7/01/2026 (b)(h)                                       360
                         AAA     Aaa      2,885       Series C, 5.125% due 1/01/2012 (c)(e)                                    3,267
                         AAA     Aaa      6,615       Series C, 5.125% due 7/01/2012 (c)(e)                                    7,535
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,200     Metropolitan Transportation Authority, New York, Transportation
                                                    Revenue Refunding Bonds, Series F, 5% due 11/15/2031 (d)                   8,406
                       -------------------------------------------------------------------------------------------------------------
                                                    Monroe County, New York, IDA, Revenue Bonds (Southview Towers
                                                    Project), AMT:
                         NR*     Aa1      1,400       6.125% due 2/01/2020                                                     1,556
                         NR*     Aa1      1,125       6.25% due 2/01/2031                                                      1,245
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,130     Nassau Health Care Corporation, New York, Health System Revenue
                                                    Bonds, 5.75% due 8/01/2029 (c)                                            13,508
                       -------------------------------------------------------------------------------------------------------------
                         BBB     A3         705     New York City, New York, City Health and Hospital Corporation,
                                                    Health System Revenue Bonds, Series A, 5.375% due 2/15/2026                  719
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     16,555     New York City, New York, City IDA, IDR (Japan Airlines Company),
                                                    AMT, 6% due 11/01/2015 (c)                                                17,785
                       -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Bonds:
                         NR*     Aaa     12,500       RIB, Series 726X, 9.88% due 6/15/2027 (d)(f)                            15,524
                         AAA     Aaa      2,850       Series A, 5.75% due 6/15/2031 (b)                                        3,208
                         AAA     Aaa     11,100       Series B, 5.75% due 6/15/2026 (d)                                       12,295
                         AAA     Aaa     17,200       Series B, 5.75% due 6/15/2029 (d)                                       19,313
                         A1+     VMIG1+  14,200       VRDN, Series C, 1.35% due 6/15/2022 (b)(g)                              14,200
                         A1+     VMIG1+   3,500       VRDN, Series C, 1.35% due 6/15/2023 (b)(g)                               3,500
                       -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Refunding Bonds:
                         AAA     Aaa      5,000       5.50% due 6/15/2033 (d)                                                  5,457
                         AAA     Aaa      2,250       Series A, 5.375% due 6/15/2026 (c)                                       2,406
                         A1+     VMIG1+   7,300       VRDN, Series A, 1.35% due 6/15/2025 (b)(g)                               7,300
                         A1+     VMIG1+  10,000       VRDN, Series G, 1.35% due 6/15/2024 (b)(g)                              10,000
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,020     New York City, New York, City Transit Authority, Metropolitan
                                                    Transportation Authority, Triborough, COP, Series A, 5.625% due
                                                    1/01/2012 (a)                                                              2,284
                       -------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                     6 & 7

                           MuniYield New York Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                    Value
====================================================================================================================================
New York                                            New York City, New York, City Transitional Finance Authority
(continued)                                         Revenue Bonds, Future Tax Secured:
                         AAA     Aaa    $ 3,000       Refunding, Series D, 5.25% due 2/01/2021 (d)                          $  3,227
                         AA+     Aa2      7,100       Series B, 6.25% due 5/15/2010 (e)                                        8,616
                         AA+     Aa2        800       Series B, 6.25% due 11/15/2017                                             948
                         AAA     Aaa      6,805       Series B, 6.25% due 11/15/2017 (b)                                       8,083
                         AAA     Aaa      7,610       Series E, 5.25% due 2/01/2020 (d)                                        8,237
                         AAA     Aaa      4,000       Series E, 5.25% due 2/01/2021 (d)                                        4,303
                         AAA     Aaa      2,500       Series E, 5.25% due 2/01/2022 (d)                                        2,675
                       -------------------------------------------------------------------------------------------------------------
                         A       A2      10,000     New York City, New York, Fiscal Year 2003, GO, Series I, 5.375%
                                                    due 3/01/2027                                                             10,335
                       -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO:
                         A       Aaa     11,043       RIB, Series 725X, 9.88% due 3/15/2027 (c)(f)                            13,281
                         AAA     Aaa      3,000       Series A, 5.75% due 5/15/2024 (b)                                        3,320
                         AAA     Aaa      2,500       Series B, 5.75% due 8/01/2013 (d)                                        2,854
                       -------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO, Refunding:
                         AAA     Aaa      1,000       Series A, 6.375% due 5/15/2013 (b)                                       1,189
                         AAA     Aaa         70       Series B, 7% due 2/01/2018 (a)                                              71
                         A       A2       3,650       Series G, 5.75% due 2/01/2020                                            3,902
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     11,500     New York City, New York, IDA, Civic Facility Revenue Bonds (USTA
                                                    National Tennis Center Project), 6.375% due 11/15/2014 (c)                12,526
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,275     New York City, New York, IDA, Civic Facility Revenue Refunding Bonds
                                                    (Nightingale-Bamford School), 5.25% due 1/15/2018 (a)                      1,397
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,970     New York City, New York, IDA, Parking Facility Revenue Bonds (Royal
                                                    Charter--New York Presbyterian), 5.75% due 12/15/2029 (c)                  8,930
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     14,970     New York City, New York, IDA, Special Facilities Revenue Bonds
                                                    (Terminal One Group), AMT, 6.125% due 1/01/2024 (d)                       15,652
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,000     New York State Dormitory Authority, Hospital Revenue Refunding Bonds
                                                    (North General Hospital), 5% due 2/15/2025 (j)                             8,224
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds:
                         AAA     Aaa      5,715       (City University System), Consolidated Second Generation, Series
                                                      A, 6.125% due 7/01/2013 (a)                                              6,747
                         AAA     Aaa      4,250       (Eger Health Care and Rehabilitation Center), 6.10% due
                                                      8/01/2037 (i)                                                            4,978
                         AAA     Aaa      2,000       (New School for Social Research), 5.75% due 7/01/2026 (d)                2,240
                         AAA     Aaa      7,300       (School Districts Financing Program), Series E, 5.75% due
                                                      10/01/2030 (d)                                                           8,142
                         AAA     Aaa      1,000       Series B, 6.50% due 2/15/2011 (d)(h)                                     1,225
                         AAA     Aaa      3,560       (State University Adult Facilities), Series B, 5.75% due
                                                      5/15/2010 (c)(e)                                                         4,208
                         AAA     Aaa        710       (Upstate Community Colleges), Series A, 6% due 7/01/2015 (c)               833
                         AAA     Aaa      1,070       (Upstate Community Colleges), Series A, 6% due 7/01/2016 (c)             1,255
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                         AAA     Aaa      8,165       (City University System), Consolidated Second Generation, Series
                                                      A, 6.125% due 7/01/2011 (a)                                              9,628
                         AAA     Aaa     10,140       (City University System), Consolidated Second Generation, Series
                                                      A, 6.125% due 7/01/2012 (a)                                             11,916
                         AAA     Aaa      1,000       (City University System), Consolidated, Series 1, 5.625% due
                                                      1/01/2008 (c)(e)                                                         1,162
                         AAA     Aaa      4,400       (City University System), Series C, 7.50% due 7/01/2010 (b)              5,339
                         AAA     Aaa      4,405       (Mental Health Services), Series A, 5.75% due 2/15/2027 (d)              4,894
                         BB      Baa3       500       (Mount Sinai Health), Series A, 6.625% due 7/01/2018                       530
                         AAA     Aaa      1,370       (School District Financing Program), Series I, 5.75% due
                                                      10/01/2018 (d)                                                           1,569
                         AAA     Aaa      6,000       (Siena College), 5.75% due 7/01/2026 (d)                                 6,719
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,750     New York State Energy Research and Development Authority, Facilities
                                                    Revenue Refunding Bonds (Consolidated Edison Co. of New York),
                                                    Series A, 6.10% due 8/15/2020 (a)                                         14,072
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,555     New York State Energy Research and Development Authority, Gas
                                                    Facilities Revenue Bonds (Brooklyn Union Gas Company), AMT, Series
                                                    B, 6.75% due 2/01/2024 (d)                                                 4,641
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,500     New York State Environmental Facilities Corporation, Special
                                                    Obligation Revenue Refunding Bonds (Riverbank State Park), 6.25%
                                                    due 4/01/2012 (a)                                                          4,224
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,695     New York State HFA, Revenue Refunding Bonds (Housing Mortgage
                                                    Project), Series A, 6.10% due 11/01/2015 (c)                               2,967
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Medical Care Facilities Finance Agency Revenue Bonds:
                         AAA     Aaa      5,375       (Health Center Project--Second Mortgage), Series A, 6.375% due
                                                      11/15/2019 (a)                                                           5,994
                         AAA     Aaa      1,475       (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)              1,626
                         AAA     Aaa         25       (Mental Health Services), Series A, 6% due 2/15/2025 (d)                    26
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Medical Care Facilities Finance Agency, Revenue
                                                    Refunding Bonds (Hospital & Nursing Homes) (i):
                         AAA     NR*      2,000       Series B, 6.25% due 2/15/2025                                            2,207
                         AAA     Aaa     11,085       Series C, 6.375% due 2/15/2008 (d)(e)                                   11,827
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aa1      3,235     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                                                    AMT, Series 90, 6.35% due 10/01/2030                                       3,615
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding
                                                    Bonds, AMT:
                         NR*     Aa1      1,250       Series 54, 6.20% due 10/01/2026                                          1,382
                         NR*     Aa1      2,170       Series 58, 6.40% due 4/01/2027                                           2,397
                         NR*     Aa1        375       Series 86, 5.95% due 10/01/2020                                            415
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency Revenue Bonds, AMT (d):
                         AAA     Aaa        385       24th Series, 6.125% due 10/01/2030                                         417
                         AAA     NR*     10,000       DRIVERS, Series 196, 11.06% due 10/01/2030 (f)                          12,469
                         NR*     Aaa      2,850       DRIVERS, Series 295, 10.11% due 4/01/2030 (f)                            3,261
                       -------------------------------------------------------------------------------------------------------------
                         AAA     NR*      4,990     New York State Mortgage Agency Revenue Refunding Bonds, DRIVERS,
                                                    AMT, Series 279, 9.96% due 10/01/2028 (d)(f)                               5,789
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,820     New York State Thruway Authority, Highway and Bridge Trust Fund
                                                    Revenue Bonds, Series A, 6.25% due 4/01/2011 (c)                           3,327
                       -------------------------------------------------------------------------------------------------------------


                                     8 & 9

                           MuniYield New York Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
New York                 AAA     Aaa    $ 5,200     New York State Thruway Authority, Highway and Bridge Trust Fund,
(concluded)                                         Revenue Refunding Bonds, Series C, 5.25% due 4/01/2011 (d)              $  5,849
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Second General Highway and Bridge
                                                    Trust Fund Revenue Bonds, Series A (d):
                         AAA     Aaa      1,000       5.25% due 4/01/2022                                                      1,073
                         AAA     Aaa      3,045       5.25% due 4/01/2023                                                      3,251
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Service Contract Revenue Bonds
                                                    (Local Highway and Bridges Project):
                         AAA     Aaa     10,000       5.625% due 4/01/2009 (d)(e)                                             11,693
                         AAA     Aaa     13,800       5.75% due 4/01/2010 (a)(e)                                              16,281
                         AAA     Aaa      2,000       Series A-2, 5.375% due 4/01/2016 (d)                                     2,218
                       -------------------------------------------------------------------------------------------------------------
                                                    New York State Thruway Authority, Service Contract Revenue Refunding
                                                    Bonds (Local Highway) (d):
                         NR*     NR*      5,095       6% due 4/01/2007 (e)                                                     5,954
                         NR*     NR*      1,330       6% due 4/01/2011                                                         1,525
                         NR*     NR*      2,075       6% due 4/01/2012                                                         2,380
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,190     New York State Urban Development Corporation, Revenue Refunding
                                                    Bonds (Correctional Capital Facilities), Series A, 6.50% due
                                                    1/01/2011 (c)                                                              3,845
                       -------------------------------------------------------------------------------------------------------------
                                                    Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                    Refunding Bonds, AMT:
                         BBB     Baa1     8,000       Series A, 5.45% due 11/15/2026                                           8,447
                         BBB     Baa1     2,000       Series C, 5.625% due 11/15/2024                                          2,118
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25%
                                                    due 11/01/2010 (d)                                                         1,258
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,705     Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                                    (Buffalo Niagara International Airport), Series B, 5.50% due
                                                    4/01/2019 (d)                                                              2,987
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,260     North Country, New York, Development Authority, Solid Waste
                                                    Management System Revenue Refunding Bonds, 6% due 5/15/2015 (c)            1,522
                       -------------------------------------------------------------------------------------------------------------
                                                    North Hempstead, New York, GO, Refunding, Series B (b):
                         AAA     Aaa      1,745       6.40% due 4/01/2013                                                      2,143
                         AAA     Aaa        555       6.40% due 4/01/2017                                                        700
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,665     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                                    Valley), Series A, 5.20% due 2/01/2013 (c)                                 1,824
                       -------------------------------------------------------------------------------------------------------------
                         AA      A1       4,500     Onondaga County, New York, IDA, Sewer Facilities Revenue Bonds
                                                    (Bristol-Myers Squibb Company Project), AMT, 5.75% due 3/01/2024           5,110
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,180     Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Bonds, AMT, 97th Series, 6.50% due 7/15/2019 (b)                           2,348
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)                5,472
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,075     Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                    Receipts, AMT, Class R, Series 10, 10.079% due 1/15/2017 (c)(f)            4,976
                       -------------------------------------------------------------------------------------------------------------
                         AAA     NR*      7,500     Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                                    DRIVERS, AMT, Series 177, 10.34% due 10/15/2032 (d)(f)                     9,546
                       -------------------------------------------------------------------------------------------------------------
                                                    Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds (d):
                         AAA     NR*      1,750       DRIVERS, AMT, Series 192, 9.85% due 12/01/2025 (f)                       2,058
                         AAA     NR*      5,080       DRIVERS, AMT, Series 278, 9.85% due 12/01/2022 (f)                       5,984
                         AAA     Aaa     14,750       (JFK International Air Terminal), AMT, Series 6, 6.25% due
                                                      12/01/2010                                                              17,041
                         AAA     Aaa      7,175       (Special Project--JFK International Air Terminal), AMT, Series 6,
                                                      6.25% due 12/01/2011                                                     8,289
                         AAA     Aaa      4,425       (Special Project--JFK International Air Terminal), AMT, Series 6,
                                                      6.25% due 12/01/2013                                                     5,140
                         AAA     Aaa      7,380       (Special Project--JFK International Air Terminal), AMT, Series 6,
                                                      6.25% due 12/01/2014                                                     8,601
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,255     Rensselaer County, New York, IDA, Civic Facility Revenue Bonds
                                                    (Polytech Institute), Series B, 5.50% due 8/01/2022 (a)                    1,375
                       -------------------------------------------------------------------------------------------------------------
                                                    Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                    Refunding Bonds (Ogden Martin System Huntington Project), AMT (a):
                         AAA     Aaa      8,530       6% due 10/01/2010                                                        9,984
                         AAA     Aaa      9,170       6.15% due 10/01/2011                                                    10,844
                         AAA     Aaa      6,470       6.25% due 10/01/2012                                                     7,752
                       -------------------------------------------------------------------------------------------------------------
                                                    Triborough Bridge and Tunnel Authority, New York, General Purpose
                                                    Revenue Refunding Bonds (d):
                         AAA     Aaa      1,410       Series B, 5% due 11/15/2010                                              1,578
                         AAA     Aaa      2,305       Series Y, 6% due 1/01/2012 (h)                                           2,724
                       -------------------------------------------------------------------------------------------------------------
                         AA-     NR*      4,700     Triborough Bridge and Tunnel Authority, New York, Revenue Bonds,
                                                    DRIVERS, Series 293, 9.41% due 1/01/2032 (f)                               5,487
                       -------------------------------------------------------------------------------------------------------------
                                                    Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
                                                    Bonds:
                         AAA     Aaa      8,000       5.25% due 11/15/2023                                                     8,531
                         AAA     Aaa     14,560       5% due 11/15/2032 (d)                                                   14,926
                       -------------------------------------------------------------------------------------------------------------
                                                    Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                    Revenue Bonds:
                         A+      A1       6,000       5.25% due 11/15/2030                                                     6,277
                         AAA     Aaa     10,000       5% due 11/15/2032 (b)                                                   10,272
                       -------------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,010     Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)                  2,318
====================================================================================================================================
Puerto Rico--5.7%        A-      A3      10,000     Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                                    Refunding Bonds, 5.50% due 5/15/2039                                       7,982
                       -------------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds:
                         AAA     Aaa      1,900       5.25% due 7/01/2018 (b)                                                  2,105
                         A       Baa1     8,495       Series D, 5.75% due 7/01/2041                                            9,403
                         AAA     Aaa      2,265       Series G, 5.25% due 7/01/2019 (b)                                        2,492
                         AAA     Aaa      1,000       Series G, 5.25% due 7/01/2021 (b)                                        1,085
                         AAA     Aaa      1,250       Trust Receipts, Class R, Series B, 10.079% due 7/01/2035 (d)(f)          1,693
                       -------------------------------------------------------------------------------------------------------------
                         BBB+    Baa3     1,750     Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                    Revenue Bonds, Series E, 5.50% due 8/01/2029                               1,824
                       -------------------------------------------------------------------------------------------------------------
                         NR*     Aa2      6,100     Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                    Series 272, 9.13% due 8/01/2030 (f)                                        7,279
====================================================================================================================================
                                                    Total Municipal Bonds (Cost--$774,294)--140.5%                           838,686
====================================================================================================================================


                                    10 & 11

                           MuniYield New York Insured Fund, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                                          Shares
                                           Held     Short-Term Securities                                                     Value
====================================================================================================================================
                                             22     CMA New York Municipal Money Fund**                                   $      22
====================================================================================================================================
                                                    Total Short-Term Securities (Cost--$22)--0.0%                                22
====================================================================================================================================
                         Total Investments (Cost--$774,316)--140.5%                                                         838,708

                         Unrealized Depreciation on Forward Interest Rate Swaps***--(0.2%)                                   (1,159)

                         Other Assets Less Liabilities--3.1%                                                                 18,336

                         Preferred Stock, at Redemption Value--(43.4%)                                                     (259,129)
                                                                                                                          ---------
                         Net Assets Applicable to Common Stock--100.0%                                                    $ 596,756
                                                                                                                          =========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(h)   Escrowed to maturity.
(i)   FHA Insured.
(j)   XL Capital Insured.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                   22              $25
      --------------------------------------------------------------------------
*** Forward interest rate swaps entered into as of April 30, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                   Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day Bond
      Market Association rate at quarterly reset date and pay a fixed rate equal to 4.265%.

      Broker, JP Morgan Chase
      Expires, July 9, 2023                             42,500       $(1,358)

      Receive a variable rate equal to 3-month USD
      LIBOR and pay a fixed rate equal to 4.17%.

      Broker, JP Morgan Chase
      Expires, June 6, 2013                             41,000           199
                                                                     -------
                                                                     $(1,159)
                                                                     =======
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                         As of April 30, 2003
===============================================================================================================================
Assets:                  Investments, at value (identified cost--$774,315,664) .............                      $ 838,708,091
                         Cash ..............................................................                             41,263
                         Receivables:
                           Interest ........................................................    $  13,432,406
                           Securities sold .................................................        5,649,699        19,082,105
                                                                                                -------------
                         Prepaid expenses and other assets .................................                            127,844
                                                                                                                  -------------
                         Total assets ......................................................                        857,959,303
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Unrealized depreciation on forward interest rate swaps ............                          1,159,013
                         Payables:
                           Dividends to Common Stock shareholders ..........................          394,665
                           Investment adviser ..............................................          359,508
                           Other affiliates ................................................            6,578           760,751
                                                                                                -------------
                         Accrued expenses ..................................................                            154,833
                                                                                                                  -------------
                         Total liabilities .................................................                          2,074,597
                                                                                                                  -------------
===============================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.05 per share
                         (1,700 Series A shares, 1,700 Series B shares, 2,800 Series C shares, 1,960 Series D shares and 2,200 Series E shares of AMPS*
                         issued and outstanding at $25,000 per share liquidation preference)                        259,128,510
                                                                                                                  -------------
===============================================================================================================================
Net Assets Applicable    Net assets applicable to Common Stock .............................                      $ 596,756,196
To Common Stock:                                                                                                  =============
===============================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (39,445,962 shares issued
Assets Applicable        and outstanding) ..................................................                      $   3,944,596
To Common Stock:         Paid-in capital in excess of par ..................................                        557,669,466
                         Undistributed investment income--net ..............................    $   5,624,195
                         Accumulated realized capital losses on investments--net ...........      (33,715,475)
                         Unrealized appreciation on investments--net .......................       63,233,414
                                                                                                -------------
                         Total accumulated earnings--net ...................................                         35,142,134
                                                                                                                  -------------
                         Total--Equivalent to $15.13 net asset value per share of Common
                         Stock (market price--$13.52) ......................................                      $ 596,756,196
                                                                                                                  =============
===============================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                           MuniYield New York Insured Fund, Inc., April 30, 2003

STATEMENT OF OPERATIONS

                         For the Six Months Ended April 30, 2003
===============================================================================================================================
Investment               Interest ..........................................................                      $  22,324,849
Income:                  Dividends .........................................................                             24,587
                                                                                                                  -------------
                         Total income ......................................................                         22,349,436
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Investment advisory fees ..........................................    $   2,097,801
                         Commission fees ...................................................          332,121
                         Accounting services ...............................................          127,383
                         Transfer agent fees ...............................................           47,122
                         Professional fees .................................................           32,111
                         Printing and shareholder reports ..................................           21,787
                         Custodian fees ....................................................           21,723
                         Directors' fees and expenses ......................................           20,667
                         Listing fees ......................................................           14,649
                         Pricing fees ......................................................           12,885
                         Other .............................................................           28,138
                                                                                                -------------
                         Total expenses before reimbursement ...............................        2,756,387
                         Reimbursement of expenses .........................................          (13,495)
                                                                                                -------------
                         Total expenses after reimbursement ................................                          2,742,892
                                                                                                                  -------------
                         Investment income--net ............................................                         19,606,544
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized    Realized loss on investments--net .................................                         (2,468,292)
Gain (Loss) on           Change in unrealized appreciation/depreciation on investments--net                          12,815,562
Investments--Net:                                                                                                 -------------
                         Total realized and unrealized gain on investments--net ............                         10,347,270
                                                                                                                  -------------
===============================================================================================================================
Dividends to             Investment income--net ............................................                         (1,684,111)
Preferred Stock                                                                                                   -------------
Shareholders:            Net Increase in Net Assets Resulting from Operations ..............                      $  28,269,703
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six          For the
                                                                                                Months Ended       Year Ended
                                                                                                  April 30,        October 31,
                         Increase (Decrease) in Net Assets:                                         2003              2002
==============================================================================================================================
Operations:              Investment income--net ...........................................    $  19,606,544     $  37,085,056
                         Realized loss on investments--net ................................       (2,468,292)       (1,928,997)
                         Change in unrealized appreciation/depreciation on investments--net       12,815,562        (5,490,653)
                         Dividends to Preferred Stock shareholders ........................       (1,684,111)       (3,893,109)
                                                                                               -------------     -------------
                         Net increase in net assets resulting from operations .............       28,269,703        25,772,297
                                                                                               -------------     -------------
==============================================================================================================================
Dividends &              Investment income--net ...........................................      (16,306,961)      (32,765,197)
Distributions to         Realized gain on investments--net ................................               --          (155,733)
Common Stock                                                                                   -------------     -------------
Shareholders:            Net decrease in net assets resulting from dividends and
                         distributions to Common Stock shareholders .......................      (16,306,961)      (32,920,930)
                                                                                               -------------     -------------
==============================================================================================================================
Net Assets               Total increase (decrease) in net assets applicable to Common Stock       11,962,742        (7,148,633)
Applicable to            Beginning of period ..............................................      584,793,454       591,942,087
Common Stock:                                                                                  -------------     -------------
                         End of period* ...................................................    $ 596,756,196     $ 584,793,454
                                                                                               =============     =============
==============================================================================================================================
                        *Undistributed investment income--net .............................    $   5,624,195     $   4,008,723
                                                                                               =============     =============
==============================================================================================================================

      See Notes to Financial Statements.


                                    14 & 15

                           MuniYield New York Insured Fund, Inc., April 30, 2003

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have
                         been derived from information provided in the  For the Six                     For the
                         financial statements.                          Months Ended             Year Ended October 31,
                                                                          April 30,   --------------------------------------------
                         Increase (Decrease) in Net Asset Value:             2003       2002        2001        2000       1999
==================================================================================================================================
Per Share                Net asset value, beginning of period ........    $  14.83    $  15.01    $  13.76    $  13.02    $  16.26
Operating                                                                 --------    --------    --------    --------    --------
Performance:++           Investment income--net ......................         .50@@@      .94         .96         .87        1.03
                         Realized and unrealized gain (loss) on
                         investments--net ............................         .25        (.19)       1.26         .90       (2.47)
                         Dividends and distributions to Preferred
                         Stock shareholders:
                          Investment income--net .....................        (.04)       (.10)       (.20)       (.25)       (.16)
                          Realized gain on investments--net ..........          --          --@         --          --        (.07)
                          In excess of realized gain on investments--net        --          --          --          --        (.03)
                                                                          --------    --------    --------    --------    --------
                         Total from investment operations ............         .71         .65        2.02        1.52       (1.70)
                                                                          --------    --------    --------    --------    --------
                         Less dividends and distributions to Common
                         Stock shareholders:
                          Investment income--net .....................        (.41)       (.83)       (.77)       (.78)       (.89)
                          Realized gain on investments--net ..........          --          --@         --          --        (.45)
                          In excess of realized gain on investments--net        --          --          --          --        (.20)
                                                                          --------    --------    --------    --------    --------
                         Total dividends and distributions to Common
                         Stock shareholders ..........................        (.41)       (.83)       (.77)       (.78)      (1.54)
                                                                          --------    --------    --------    --------    --------
                         Net asset value, end of period ..............    $  15.13    $  14.83    $  15.01    $  13.76    $  13.02
                                                                          ========    ========    ========    ========    ========
                         Market price per share, end of period .......    $  13.52    $  13.36    $  14.02    $  12.25    $12.4375
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Total Investment         Based on market price per share .............        4.36%@@     1.24%      21.26%       5.11%     (15.63%)
Return:**                                                                 ========    ========    ========    ========    ========
                         Based on net asset value per share ..........        5.21%@@     4.97%      15.57%      12.79%     (11.40%)
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement and
Average Net Assets       excluding reorganization expenses*** ........         .94%*       .96%        .97%       1.01%       1.02%
Of Common Stock:                                                          ========    ========    ========    ========    ========
                         Total expenses, excluding reorganization
                         expenses*** .................................         .95%*       .96%        .97%       1.01%       1.02%
                                                                          ========    ========    ========    ========    ========
                         Total expenses*** ...........................         .95%*       .96%        .97%       1.16%       1.02%
                                                                          ========    ========    ========    ========    ========
                         Total investment income--net*** .............        6.74%*      6.37%       6.66%       7.21%       6.96%
                                                                          ========    ========    ========    ========    ========
                         Amount of dividends to Preferred Stock
                         shareholders ................................         .58%*       .66%       1.38%       1.93%       1.04%
                                                                          ========    ========    ========    ========    ========
                         Investment income--net, to Common Stock
                         shareholders ................................        6.16%*      5.71%       5.28%       5.28%       5.92%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement and
Average Net Assets       excluding reorganization expenses ...........         .65%*       .66%        .67%        .68%        .71%
Of Common &                                                               ========    ========    ========    ========    ========
Preferred Stock:***      Total expenses, excluding reorganization
                         expenses ....................................         .66%*       .66%        .67%        .68%        .71%
                                                                          ========    ========    ========    ========    ========
                         Total expenses ..............................         .66%*       .66%        .67%        .78%        .71%
                                                                          ========    ========    ========    ========    ========
                         Total investment income--net ................        4.68%*      4.41%       4.59%       4.82%       4.79%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Dividends to Preferred Stock shareholders ...        1.31%*      1.49%       3.07%       3.91%       2.30%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Preferred Stock:
==================================================================================================================================
Supplemental             Net assets applicable to Common Stock, end of
Data:                    period (in thousands) .......................    $596,756    $584,793    $591,942    $542,709    $163,807
                                                                          ========    ========    ========    ========    ========

                         Preferred Stock outstanding, end of period
                         (in thousands) ..............................    $259,000    $259,000    $259,000    $259,000    $ 85,000
                                                                          ========    ========    ========    ========    ========
                         Portfolio turnover ..........................       25.38%      87.56%      83.08%     148.51%      99.71%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Leverage:                Asset coverage per $1,000 ...................    $  3,304    $  3,258    $  3,285    $  3,095    $  2,927
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Dividends Per Share      Series A--Investment income--net ............    $    130    $    334    $    791    $    980    $    566
On Preferred Stock                                                        ========    ========    ========    ========    ========
Outstanding:+            Series B--Investment income--net ............    $    126    $    305    $    731    $    941    $    583
                                                                          ========    ========    ========    ========    ========
                         Series C--Investment income--net ............    $    135    $    356    $    774    $    661          --
                                                                          ========    ========    ========    ========    ========
                         Series D--Investment income--net ............    $    270    $    503    $    715    $    634          --
                                                                          ========    ========    ========    ========    ========
                         Series E--Investment income--net ............    $    156    $    356    $    812    $    653          --
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ The Fund's Preferred Stock was issued on September 16, 1992 (Series A and Series B) and March 6, 2000 (Series C, Series D and Series E).
++ Certain prior year amounts have been reclassified to conform to current year presentation.
@     Amount is less than $.01 per share.
@@    Aggregate total investment return.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                    16 & 17

                           MuniYield New York Insured Fund, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $13,495.

For the six months ended April 30, 2003, the Fund reimbursed FAM $9,860 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $207,802,987 and $229,642,140, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  7,230,752         $ 64,392,427
Financial futures contracts ..........          (2,632,012)                  --
Forward interest rate swaps ..........          (7,067,032)          (1,159,013)
                                              ------------         ------------
Total ................................        $ (2,468,292)        $ 63,233,414
                                              ============         ============
--------------------------------------------------------------------------------

As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $64,229,731, of which $65,824,673 related to appreciated securities and $1,594,942 related to depreciated securities. The aggregate cost of


                                    18 & 19

                           MuniYield New York Insured Fund, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

investments at April 30, 2003 for Federal income tax purposes was $774,478,360.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, .95%; Series B, 1.15%; Series C, 1.25%; Series D, 2.15%; and Series E, .965%.

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $99,831 as commissions.

5. Capital Loss Carryforward:

On October 31, 2002, the Fund had a net capital loss carryforward of $24,965,865, of which $12,664,140 expires in 2007, $9,294,569 expires in 2008 and $3,007,156 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.068900 per share on May 29, 2003 to shareholders of record on May 16, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                    20 & 21

                           MuniYield New York Insured Fund, Inc., April 30, 2003

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               83.5%
AA/Aa ...................................................                4.5
A/A .....................................................                4.6
BBB/Baa .................................................                2.0
NR (Not Rated) ..........................................                1.2
Other* ..................................................                4.2
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Roberto W. Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYN

--------------------------------------------------------------------------------
Melvin R. Seiden, Director of MuniYield New York Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16159--4/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            MuniYield New York Insured Fund, Inc.


            By: /s/ Terry K. Glenn
                ---------------------------
                Terry K. Glenn,
                President of
                MuniYield New York Insured Fund, Inc.

            Date: June 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                ---------------------------
                Terry K. Glenn,
                President of
                MuniYield New York Insured Fund, Inc.

            Date: June 23, 2003

            By: /s/ Donald C. Burke
                ---------------------------
                Donald C. Burke,
                Chief Financial Officer of
                MuniYield New York Insured Fund, Inc.

            Date: June 23, 2003

            Attached hereto as an exhibit are the certifications pursuant to
            Section 906 of the Sarbanes-Oxley Act.